                                                                  Exhibit 10.28

                               SECOND AMENDMENT TO
                        LIMITED PARTNERSHIP AGREEMENT OF
                       FELDMAN LUBERT ADLER HARRISBURG LP


         This Second Amendment to the Limited Partnership Agreement (as previously amended, the "Partnership Agreement") of FELDMAN LUBERT ADLER HARRISBURG LP (the "Partnership") is made effective the 13th day of November, 2003, by FELDMAN HARRISBURG GENERAL PARTNER INC. as the general partner (the "General Partner"), FELDMAN HARRISBURG LIMITED PARTNERSHIP, LP, LUBERT-ADLER REAL ESTATE FUND III, L.P., LUBERT-ADLER REAL ESTATE PARALLEL FUND III, L.P., LUBERT-ADLER CAPITAL REAL ESTATE FUND III, L.P. and LUBERT-ADLER REAL ESTATE EQUITY FUND III, L.P. (each such Lubert-Adler entity a "Fund III Partner" and, collectively, the "Fund III Partners") and LUBERT-ADLER REAL ESTATE FUND IV, L.P., LUBERT-ADLER REAL ESTATE PARALLEL FUND IV, L.P. and LUBERT-ADLER CAPITAL REAL ESTATE FUND IV, L.P. (each a "Fund IV Partner" and, collectively, the "Fund IV Partners").

         WHEREAS, the Fund III Partners and the Fund IV Partners collectively have transferred 15% of their Interests to Feldman Harrisburg Limited Partnership, LP ("Feldman Limited Partner") effective as of November 13, 2003;

         WHEREAS, the parties hereto desire to recognize that Feldman Limited Partner as a substitute Limited Partner in connection with the transferred Interests and to amend and restate Exhibit A to the Partnership Agreement; and

         WHEREAS, the parties hereto desire that all other terms and provisions of the Partnership Agreement remain in full force and effect.

         NOW, THEREFORE, upon the terms and conditions set forth herein, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Feldman Limited Partner is hereby acknowledged as a substitute Limited Partner with respect to the transferred Interests and shall have the Percentage Interests set forth on the Amended and Restated Schedule A to the Partnership Agreement, attached hereto.

         2. Exhibit A to the Partnership Agreement is hereby amended and restated as set forth on the Amended and Restated Exhibit A, attached hereto.

         3. Feldman Limited Partner hereby:

            (a) acknowledges that it has assumed the Fund III Partners' and the Fund IV Partners' collective obligations under the Partnership Agreement with respect to the Interests transferred and accruing from and after the effective date of the transfer; and

            (b) acknowledge that it has read the provisions of the Partnership Agreement and intend to be legally bound as a Partner by all terms and conditions of the Partnership Agreement and any amendments or modifications thereof with respect to the transferred Interests.

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         4. The parties hereto agree that all references to "Fund III Partners"
or the "Fund IV Partners" in the Partnership Agreement or to the Interests held by such Partners shall not include Feldman Limited Partner or the Interests transferred to Feldman Limited Partner by the Fund III Partners and the Fund IV Partners.

         5. All other terms and provisions contained in the Partnership Agreement are hereby ratified and shall remain in full force and effect.

         6. This Second Amendment to the Partnership Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without giving effect to the conflict of laws principles thereof.

         7. This Second Amendment to the Partnership Agreement may be executed in any number of counterparts, each of which together shall be deemed to be an original as against any party whose signature appears thereon, and all of such shall together constitute one and the same instrument.

         8. All capitalized terms not otherwise defined herein shall have the meanings as set forth in the Partnership Agreement.

         IN WITNESS WHEREOF, the parties have executed this First Amendment to the Partnership Agreement the day and year first written above.

                                    FELDMAN HARRISBURG GENERAL PARTNER INC., a Pennsylvania corporation


                                    By: /s/ Lawrence Feldman
                                        ----------------------------------------
                                        Lawrence Feldman
                                        President

                                    FELDMAN HARRISBURG LIMITED PARTNERSHIP, LP,
                                    a Pennsylvania limited partnership
                                    By: FELDMAN HARRISBURG GENERAL
                                        PARTNER INC., a Pennsylvania
                                        corporation, its general partner


                                        By: /s/ Lawrence Feldman
                                            -----------------------------------
                                            Lawrence Feldman
                                            President



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                                    LUBERT-ADLER REAL ESTATE FUND III, L.P.
                                    By: Lubert-Adler Group III, L.P.,
                                        its General Partner
                                        By: Lubert-Adler Group III, LLC,
                                            its General Partner


                                            By: /s/ Howard E. Lubert
                                                --------------------------

                                                Howard E. Lubert, V.P.


                                    LUBERT-ADLER REAL ESTATE PARALLEL
                                    FUND III, L.P.
                                    By: Lubert-Adler Group III, L.P.,
                                        its General Partner
                                        By: Lubert-Adler Group III, LLC,
                                            its General Partner


                                            By: /s/ Howard E. Lubert
                                                --------------------------

                                                Howard E. Lubert, V.P.


                                    LUBERT-ADLER CAPITAL REAL ESTATE
                                    FUND III, L.P.
                                    By: Lubert-Adler Group III, L.P.,
                                        its General Partner
                                        By: Lubert-Adler Group III, LLC,
                                            its General Partner


                                            By: /s/ Howard E. Lubert
                                                --------------------------

                                                Howard E. Lubert, V.P.


                                    LUBERT-ADLER REAL ESTATE EQUITY
                                    FUND III, L.P.
                                    By: Lubert-Adler Group III, L.P.,
                                        its General Partner
                                        By: Lubert-Adler Group III, LLC,
                                            its General Partner


                                            By: /s/ Howard E. Lubert
                                                --------------------------

                                                Howard E. Lubert, V.P.

                                    LUBERT-ADLER REAL ESTATE FUND IV, L.P.
                                    By: Lubert-Adler Group IV, L.P.,
                                        its General Partner
                                        By: Lubert-Adler Group IV, LLC,
                                            its General Partner


                                            By: /s/ Howard E. Lubert
                                                --------------------------

                                                Howard E. Lubert, V.P.


                                    LUBERT-ADLER REAL ESTATE PARALLEL
                                    FUND IV, L.P.
                                    By: Lubert-Adler Group IV, L.P.,
                                        its General Partner
                                        By: Lubert-Adler Group IV, LLC,
                                            its General Partner


                                            By: /s/ Howard E. Lubert
                                                --------------------------

                                                Howard E. Lubert, V.P.


                                    LUBERT-ADLER CAPITAL REAL ESTATE
                                    FUND IV, L.P.
                                    By: Lubert-Adler Group IV, L.P.,
                                        its General Partner
                                        By: Lubert-Adler Group IV, LLC,
                                            its General Partner


                                            By: /s/ Howard E. Lubert
                                                --------------------------

                                                Howard E. Lubert, V.P.




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                              AMENDED AND RESTATED
                                    EXHIBIT A

                                    PARTNERS

NAME AND ADDRESS                                             PERCENTAGE INTEREST

Feldman Harrisburg General Partner Inc.                           1.000000%
12 Augusta Lane
Manhasset, New York 11030

Lubert-Adler Real Estate Fund III, L.P.                          49.102833%
435 Devon Park Drive
Building 500
Wayne, PA  19087

Lubert-Adler Real Estate Parallel Fund III, L.P.                  1.105750%
435 Devon Park Drive
Building 500
Wayne, PA  19087

Lubert-Adler Capital Real Estate Fund III, L.P.                   7.252917%
435 Devon Park Drive
Building 500
Wayne, PA  19087

Lubert-Adler Real Estate Equity Fund III, L.P.                    2.538500%
435 Devon Park Drive
Building 500
Wayne, PA  19087

Lubert-Adler Real Estate Fund IV, L.P.                           13.201500%
435 Devon Park Drive
Building 500
Wayne, PA  19087

Lubert-Adler Real Estate Parallel Fund IV, L.P.                   0.303000%
435 Devon Park Drive
Building 500
Wayne, PA  19087

Lubert-Adler Capital Real Estate Fund IV, L.P.                    1.495500%
435 Devon Park Drive
Building 500
Wayne, PA  19087

Feldman Harrisburg Limited Partnership, LP                       24.000000%
12 Augusta Lane
Manhasset, New York 11030
                                                                 ----------
         Total                                                    100.0000%
                                                                 ==========